                                                                    EXHIBIT 24.1

                         POWER OF ATTORNEY OF DIRECTORS

KNOW ALL PERSONS BY THESE PRESENTS:

      Each of the undersigned directors of ScanSoft, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Paul A. Ricci and James R. Arnold, Jr., and each of them with power to act alone, his or her true and lawful attorney-in-fact, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to execute a Registration Statement or Registration Statements on Form S-8 or other appropriate form, under the Securities Act of 1933, as amended, relating to shares of common stock of the Company issuable under the ScanSoft, Inc. 2000 Stock Plan, the ScanSoft, Inc. 1995 Directors' Stock Option Plan, the ScanSoft, Inc. Stand-Alone Restricted Stock Purchase Agreements No. 1-14, and any and all amendments (including post-effective amendments) to such Registration Statements, and to file such Registration Statements and any and all amendments thereto, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes, as he or she might or could do in person, thereby ratifying and confirming all that said attorney-in-fact or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of May, 2005.

/s/ Paul A. Ricci                             /s/ Robert M. Finch
___________________________                   __________________________________
Paul A. Ricci                                 Robert M. Finch

/s/ Robert J. Frankenberg                     /s/ John C. Freker, Jr.
___________________________                   __________________________________
Robert J. Frankenberg                         John C. Freker, Jr.

/s/ William H. Janeway                        /s/ Katharine A. Martin
___________________________                   __________________________________
William H. Janeway                            Katharine A. Martin

/s/ Mark B. Myers                             /s/ Robert G. Teresi
___________________________                   __________________________________
Mark B. Myers                                 Robert G. Teresi